EXHIBIT 99.2

                            STOCK PURCHASE AGREEMENT


                          dated as of November 1, 2002,

                                  by and among


                           SWISS REINSURANCE COMPANY,



                   SWISSRE CAPITAL MANAGEMENT (BERMUDA) LTD.,



                     EUROPEAN REINSURANCE COMPANY OF ZURICH,



                                       and

                                 PARTNERRE LTD.



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                            STOCK PURCHASE AGREEMENT
                            ------------------------

          THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of the 1st day of November, 2002 by and among PartnerRe Ltd. ("PartnerRe"), a Bermuda company, SwissRe Capital Management (Bermuda) Ltd. ("Capital Management"), a Bermuda company, European Reinsurance Company of Zurich ("European Re"), a Swiss company, and Swiss Reinsurance Company ("SwissRe"), a Swiss company (SwissRe, Capital Management and European Re are referred to collectively as the "SwissRe Parties").

          WHEREAS, SwissRe (i) acquired certain common shares, par value $1.00 per share, of PartnerRe (the "Common Stock") (a) pursuant to the Subscription Agreement, dated August 24, 1993, between PartnerRe and SwissRe (the "Subscription Agreement"), (b) pursuant to the exercise of warrants, which warrants were acquired pursuant to the Subscription Agreement, (c) pursuant to a transaction entered into with PartnerRe in 1997, at which time SwissRe and PartnerRe entered into the Registration Rights Agreement, dated July 10, 1997 (the "Registration Rights Agreement" and, together with the Subscription Agreement, the "Share Agreements"), and (ii) transferred such shares to Capital Management;

          WHEREAS, (i) Head Insurance Investors (Bermuda) III L.P. acquired certain shares of Common Stock and warrants to purchase shares of Common Stock pursuant to the Subscription Agreement and, in 1997, transferred some of such shares and warrants to its limited partner, European Re, and (ii) European Re exercised these warrants;

          WHEREAS, the SwissRe Parties desire to sell 6,000,000 (or 6,900,000 shares of Common Stock, if the underwriters exercise their over-allotment option in full) shares of Common Stock or such other number of shares as determined in accordance with Section 1.5 of this Agreement (such number of shares to be sold, the "SwissRe Shares") and have certain registration rights with respect thereto pursuant to the Share Agreements;

          WHEREAS, PartnerRe filed a Registration Statement on Form S-3 (the "Registration Statement") with the United States Securities and Exchange Commission (the "SEC") on December 14, 2001, which was declared effective by the SEC on December 21, 2001 and remains effective as of the date hereof; and

          WHEREAS, in lieu of the SwissRe Parties exercising their demand registration rights pursuant to the Share Agreements with respect to the SwissRe Shares, the parties hereto desire that: (i) PartnerRe shall conduct an underwritten public offering of 8,000,000 shares of Common Stock (or 9,200,000 shares of Common Stock, if the underwriters exercise their over-allotment option in full) pursuant to the Registration Statement (the "Offering"), (ii) PartnerRe shall use the net proceeds from the sale of 6,000,000 of such shares of Common Stock (or net proceeds from the sale of 6,900,000 shares of Common Stock if the underwriters exercise their over-allotment option in full) in the Offering to purchase the SwissRe Shares, and (iii) PartnerRe shall retain net proceeds from the sale of 2,000,000 of such shares of Common Stock (or net proceeds from the sale of 2,300,000 shares of Common Stock if the underwriters exercise their over-allotment option in full) in the Offering for its own benefit;

          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                  PURCHASE AND SALE OF SWISSRE SHARES; OFFERING

          1.1 Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, the SwissRe Parties agree to sell to PartnerRe, and PartnerRe agrees to purchase from the SwissRe Parties, all of the SwissRe Shares at the Closing (as defined below) for a purchase price per share (the "Purchase Price") equal to the price per share of the Common Stock sold in the Offering, minus underwriting discounts and commissions per share (the "Net Proceeds"). The Purchase Price shall be paid as provided in Section 1.2.

          1.2 Closing. The closing of the purchase and sale of the SwissRe Shares hereunder (the "Closing") shall take place at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, NY 10019, on the date of the closing of the Offering (or the earliest date thereafter permitted by Applicable Law (as defined below)), after satisfaction or waiver of the conditions set forth in
Article V, or at such other time or place as SwissRe and PartnerRe may agree (the "Closing Date"). The terms "Closing" and "Closing Date" shall also be deemed to refer to any additional closing or additional closing date relating to the sale of Common Stock pursuant to any exercise of the over-allotment option to be granted to the underwriters. At each Closing:

          (a) PartnerRe shall deliver to the SwissRe Parties the aggregate Purchase Price in immediately available funds in an amount equal to the Purchase Price multiplied by the number of SwissRe Shares sold by the SwissRe Parties by wire transfer to an account or accounts designated by SwissRe by notice to PartnerRe, which notice shall be delivered not later than two Business Days prior to the Closing Date (or, if not so designated, then by certified or official bank check or checks payable in immediately available funds to the order of SwissRe or its designee in such amount). For purposes of this Agreement, "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (b) The SwissRe Parties shall deliver to PartnerRe one or more certificates representing the SwissRe Shares, duly endorsed or accompanied by an instrument of transfer or stock powers duly endorsed in blank, with any required transfer stamps affixed thereto.

          1.3 The Offering. PartnerRe shall use its best efforts to file a preliminary prospectus supplement with the SEC no later than November 4, 2002 and, subject to Section 1.9 below, in cooperation with the underwriters and SwissRe, price the Offering as soon as practicable after such date. In connection with the Offering, PartnerRe shall as expeditiously as possible:

          (a) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus included therein (the prospectus and such amendments and supplements thereto are collectively referred to herein as the "Prospectus") as may be necessary to keep such Registration Statement effective for such period as is necessary to complete the distribution of the Common Stock and comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), with respect to the disposition of the Common Stock as contemplated herein;

          (b) give SwissRe, the lead book-running manager and their respective counsel the opportunity to review and comment on the preliminary and final prospectus supplements, and each amendment or supplement to the Prospectus or to the Registration Statement, and, before filing any such prospectus supplement or any such amendment or supplement, PartnerRe will make all changes reasonably requested by SwissRe, such manager or such counsel relating to the SwissRe Parties or to this Agreement or any other changes that SwissRe believes are required so that any such prospectus supplement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make any statement therein, in light of the circumstances under which it was made, not misleading. PartnerRe will furnish to SwissRe and the underwriters copies of each such prospectus supplement and all such documents incorporated by reference in such prospectus supplement, in such quantities as they may reasonably request; and

          (c) use its reasonable best efforts to register or qualify the Common Stock under such securities or blue sky laws as may be reasonably necessary or advisable to consummate the Offering.

In addition, PartnerRe shall promptly notify SwissRe and the underwriters: (i) when each prospectus supplement and any amendment or supplement to the Prospectus or to the Registration Statement has been filed; (ii) of any written request by the SEC for amendments or supplements to any prospectus supplement, to the Prospectus or to the Registration Statement; (iii) of the notification to PartnerRe by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and (iv) of the receipt by PartnerRe of any notification with respect to the suspension of the qualification of any Common Stock for sale under the applicable securities or blue sky laws of any jurisdiction.

          1.4   Underwriting.

          (a) PartnerRe shall, at or prior to the pricing of the Offering, enter into an underwriting agreement in customary form with the representatives of the underwriters. Such agreement shall include, without limitation, representations and warranties and covenants of PartnerRe, indemnification and contribution agreements in favor of the underwriters, and customary closing conditions.

          (b) The Offering is to be managed by Salomon Smith Barney, as the sole lead book-running manager, Goldman Sachs and UBS Warburg, as co-lead managers, and Fox-Pitt Kelton Inc., as co-manager. Notwithstanding the above, if the inclusion of any such underwriter will force the parties to delay the pricing of the Offering, then, subject to the prior approval of each of PartnerRe and SwissRe, such underwriter shall not participate in the syndicate. All other underwriters to be selected to participate in the underwriting syndicate for the Offering are subject to the prior approval of each of PartnerRe and SwissRe.

          (c) All of the representations and warranties and covenants made by PartnerRe to and for the benefit of such underwriters in the underwriting agreement shall also be made to and for the benefit of SwissRe, and PartnerRe shall name SwissRe as a third party beneficiary of such representations, warranties and covenants. All of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of SwissRe hereunder. PartnerRe may not waive any such conditions precedent without the express prior written permission of SwissRe.

          (d) PartnerRe shall cause to be delivered to the underwriters opinions of counsel in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering, as the representatives of the underwriters request.

          (e) PartnerRe shall cause to be delivered to the underwriters such other closing documents and certificates, including officers' certificates of PartnerRe and lock-up letters, as the representatives of the underwriters request.

          (f) PartnerRe will, not later than November 4, 2002, cause its accountants to begin preparing a comfort letter to be delivered to the underwriters at the time of pricing and a bring-down comfort letter to be delivered at the closing of the Offering (collectively, the "Comfort Letters") and will give SwissRe, the underwriters and their respective counsel the opportunity to review and comment on the Comfort Letters.

          1.5   Priority.

          (a) If the lead book-running manager of the Offering advises PartnerRe that marketing or other factors (including, but not limited to, a decline in the market value of the Common Stock) require a limitation on the number of shares to be offered and sold in the Offering, PartnerRe shall immediately so notify SwissRe in writing of that fact, and, subject to SwissRe's prior approval, the number of shares included in the Offering shall be reduced by such minimum number of shares as is necessary to comply with the manager's advice. Any such reduction in the number of shares of Common Stock to be offered in the Offering shall be borne by each of PartnerRe and SwissRe on a pro rata basis, based on the proportionate amount of Common Stock initially proposed to be sold for the "benefit" of each of PartnerRe and the SwissRe Parties.

          (b) Either party may at any time prior to the pricing of the Offering, by notice to the other party, reduce or eliminate the number of shares of Common Stock to be offered for the "benefit" of such party.

          (c) PartnerRe may not increase the number of shares to be included in the Offering, including the number of shares to be offered for its "benefit", unless the lead book-running manager advises SwissRe and PartnerRe that such increase will not negatively impact the marketing of the Offering. In the event that the lead book-running manager determines that marketing or other factors (including, but not limited to, an increase in the market value of the Common Stock) will allow an increase in the number of shares to be included in the Offering, then, subject to the prior approval of both SwissRe and PartnerRe (which approval shall not be unreasonably withheld), PartnerRe shall so increase the Offering and shall apply the Net Proceeds realized from the sale of such increased shares on a pro rata basis between PartnerRe and SwissRe to (i) the purchase of such additional SwissRe Shares then owned by any of the SwissRe Parties (such selling party or parties to be chosen by SwissRe in its sole discretion) and (ii) for PartnerRe's general corporate or other purposes, such proportion to be based on the amount of Common Stock initially proposed to be sold for the "benefit" of each of PartnerRe and the SwissRe Parties. Notwithstanding the foregoing, in the event of such an increased Offering in which PartnerRe determines not to include its full pro rata portion of Common Stock, PartnerRe may specify such lower number, if any, of additional shares of Common Stock PartnerRe elects to include for its "benefit".

          (d) If the underwriters determine to exercise an over allotment option in the Offering (commonly referred to as the "green shoe"), then PartnerRe shall immediately so notify SwissRe in writing of that fact. In such event, PartnerRe shall, unless otherwise mutually agreed at the time of pricing, apply the Net Proceeds realized from the sale of such increased shares on a pro rata basis between PartnerRe and SwissRe to (i) the purchase of such additional SwissRe Shares then owned by any of the SwissRe Parties (such selling party or parties to be chosen by SwissRe in its sole discretion) and (ii) for PartnerRe's general corporate or other purposes, such proportion to be based on the amount of Common Stock initially sold for the "benefit" of each of PartnerRe and the SwissRe Parties.

          (e) If PartnerRe decides not to offer any shares of Common Stock for its own "benefit" or to reduce the number of shares of Common Stock to be sold for PartnerRe's "benefit", unless SwissRe otherwise agrees in writing, then PartnerRe shall still be obligated to consummate the Offering for the purpose of raising sufficient proceeds to purchase such number of SwissRe Shares as SwissRe may request. If SwissRe instructs PartnerRe that SwissRe no longer wishes to have PartnerRe offer any shares of Common Stock for the SwissRe Parties' "benefit", then PartnerRe may still consummate the Offering for its own "benefit" and will not have any obligation to repurchase any SwissRe Shares or any right to require any of the SwissRe Parties to sell any SwissRe Shares unless the parties may otherwise agree.

          (f) At any time prior to pricing SwissRe shall have the right to require PartnerRe to offer for SwissRe's "benefit" any shares of Common Stock that PartnerRe would otherwise be entitled to include in the Offering for its own "benefit" pursuant to this Agreement, but determines not to do so.

          1.6 Due Diligence. PartnerRe will make available, for inspection by SwissRe and by any underwriter participating in the Offering and any attorney, accountant or other agent retained by SwissRe or any such underwriter, all financial and other records, pertinent corporate documents and properties of PartnerRe, and such opportunities to discuss the business of PartnerRe with its officers and the independent public accountants who have certified its financial statements, and cause PartnerRe's officers, directors, employees and independent accountants to supply all information reasonably requested by SwissRe or any such underwriter, attorney, accountant or agent in connection with the Offering as shall be necessary, in the opinion of SwissRe, the lead book-running manager and their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided however, that such information shall be kept in strict confidence and shall not be used by the parties except in connection with the Offering, the consummation of the transactions contemplated by this Agreement or any future dispute, claim or litigation relating thereto or if such information becomes otherwise publicly available.

          1.7   Roadshow

          (a) PartnerRe shall take all such other actions as SwissRe and the underwriters reasonably request in order to expedite or facilitate the Offering (including, without limitation, making members of senior management of PartnerRe available to participate in, and causing them to cooperate with the underwriters in connection with, "roadshow" and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Common Stock)).

PartnerRe and SwissRe intend that the roadshow take place during the week of November 4, 2002.

          (b) PartnerRe shall give SwissRe the opportunity to review and comment on any roadshow and other marketing materials.

          (c) PartnerRe has no objection to SwissRe attending as an observer, all group roadshow meetings, lunches and presentations.

          1.8 Lock-up. SwissRe and PartnerRe shall not later than the pricing of the Offering enter into, and PartnerRe shall cause its directors and officers to enter into, customary lock-up agreements, as may be requested by the underwriters, to be effective for 90 days commencing with the pricing or closing of the Offering, or such other shorter period as may be agreed with the underwriters.

          1.9 Pricing. The offering price for the Common Stock being sold in the Offering shall be determined in consultation among PartnerRe, SwissRe and the lead book-running manager, and a representative of SwissRe and of the lead book-running manager shall be present at all times during pricing discussions.

          1.10 Offering Expenses. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to the Agreement shall be borne by PartnerRe. "Registration Expenses" shall mean all expenses incurred by PartnerRe in compliance with its obligations under this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for PartnerRe, blue sky fees and expenses, fees and expenses of accountants for PartnerRe, including those incurred in connection with any special audits incident to or required by any such registration, the compensation of regular employees of PartnerRe and all underwriting discounts and selling commissions applicable to the sale of Common Stock. All fees and disbursements of counsel for SwissRe and all fees and expenses related to any review of the terms of the Offering by the National Association of Securities Dealers, Inc. shall be borne by SwissRe.

          1.11 Use of Demand. If the Offering is consummated and the Net Proceeds are used to purchase SwissRe Shares pursuant to this Article I, PartnerRe shall be deemed to have effected a registration on behalf of SwissRe with respect to such SwissRe Shares for the purposes of the Share Agreements. If the Offering is not consummated or does not generate the aggregate Net Proceeds for the purchase of any SwissRe Shares pursuant to Section 1.1, for the purposes of the Share Agreements, (i) PartnerRe shall be deemed not to have effected any registration on behalf of the SwissRe Parties and (ii) the SwissRe Parties shall be deemed not to have made any request for, or any withdrawal of any request for, registration pursuant to the Share Agreements.

Except as expressly set forth in this Agreement, any and all rights of the SwissRe Parties and their affiliates under the Share Agreements, including, but not limited to the right to request registration, shall continue in effect as they existed prior to the execution hereof.

          1.12 Waiver. SwissRe waives all rights of it and its affiliates arising in connection with the Offering pursuant to Section 6(a) of the Standstill Agreement between PartnerRe and SwissRe, dated as of July 10, 1997 (the "Standstill Agreement"), to subscribe for any shares of Common Stock in the Offering.

                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF PARTNERRE

          PartnerRe hereby represents and warrants to each of the SwissRe Parties as follows:

          2.1 Organization and Qualification. PartnerRe is a corporation duly organized and validly existing in good standing under the laws of Bermuda. Each of PartnerRe and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing (to the extent such concepts are applicable) in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have or reasonably be expected to result in any material adverse effect on the business, properties, assets, operations, results of operations or condition of it and its subsidiaries, taken as a whole, or on the transactions contemplated hereby or on the agreements and instruments to be entered into in connection herewith, or on the authority or ability of such entity to timely perform its obligations under this Agreement (a "Material Adverse Effect").

          2.2 Authorization, Enforcement and Validity. PartnerRe has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, including, but not limited to, the Offering and the purchase of the SwissRe Shares in accordance with the terms hereof. PartnerRe has taken all necessary action (corporate or other) to authorize the execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby and no further consent or authorization is required of PartnerRe's Board of Directors or its stockholders. Upon the execution and delivery of this Agreement, this Agreement will constitute the valid and binding obligation of PartnerRe enforceable against PartnerRe in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

          2.3 No Conflicts. The execution, delivery and performance of this Agreement by PartnerRe and the consummation by PartnerRe of the transactions contemplated hereby will not (i) result in a violation of PartnerRe's memorandum of association, bye-laws or other organizational documents; (ii) conflict with, constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which PartnerRe or any of its subsidiaries is a party, including, but not limited to, any loan, credit, or other similar agreement related to the indebtedness of PartnerRe or any subsidiary thereof (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); or (iii) result in a violation of any applicable law, statute, rule, regulation, ordinance or other pronouncement having the effect of law ("Applicable Law") of any court, tribunal, arbitrator, agency, commission, official or other instrumentality of any United States or foreign federal, national, state, local, county, city or other political subdivision ("Governmental Authority"). PartnerRe is not required to obtain any consent, authorization or order of, or make any filing or registration with, any Governmental Authority, in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, other than any required filings with, or approvals of, the SEC, Bermuda regulatory authorities and the New York Stock Exchange, which filings or approvals will be made or obtained prior to the pricing of the Offering or the Closing, as applicable.

          2.4 Registration Statement. The Registration Statement was declared effective by the SEC on December 21, 2001 and has remained effective since such date. The Common Stock has been duly authorized and a sufficient number of shares of authorized but unissued Common Stock has been reserved for sale and registered under the Registration Statement to generate the Net Proceeds for the purchase of the SwissRe Shares pursuant to Section 1.1.

          2.5 No False or Misleading Statements. The information provided by PartnerRe in the Registration Statement, and the information provided or to be provided by PartnerRe in the Prospectus and any prospectus supplement, on the date upon which such information was or is filed with the SEC, did not and shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make any statement therein, in light of the circumstances under which it was made, not misleading.

          2.6 No Piggyback Registration Rights . No holders of shares of Common Stock or other securities of PartnerRe have piggyback registration rights or any similar rights to request that PartnerRe shall include such holders' shares or other securities or any portion of such holders' shares or other securities in the Offering.

                                  ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF THE SWISSRE PARTIES

          Each of the SwissRe Parties hereby represents and warrants to PartnerRe as follows:

          3.1 Organization and Qualification. Each of the SwissRe Parties is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of formation.

          3.2 Authorization, Enforcement, and Validity. Each of the SwissRe Parties has the requisite corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. Each of the SwissRe Parties has taken all necessary action (corporate or other) to authorize the execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby and no further consent or authorization is required of SwissRe's Board of Directors or its stockholders. Upon the execution and delivery of this Agreement, this Agreement will constitute the valid and binding obligation of each of the SwissRe Parties enforceable against it in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

          3.3 No Conflicts. The execution, delivery and performance of this Agreement by each of the SwissRe Parties and the consummation by each of the SwissRe Parties of the transactions contemplated hereby will not (i) result in a violation of any of the SwissRe Parties' certificate of incorporation, memorandum of association, bye-laws or other organizational documents; (ii) conflict with, constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which any of the SwissRe Parties is a party, including, but not limited to, any loan, credit, or other similar agreement related to the indebtedness of any of the SwissRe Parties (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); or (iii) result in a violation of Applicable Law. Except as specifically contemplated by this Agreement, the SwissRe Parties are not required to obtain any consent, authorization or order of, or make any filing or registration with, any Governmental Authority in order for them to execute, deliver or perform any of their obligations under or contemplated by this Agreement.

          3.4 Valid Title to SwissRe Shares

          (a) Each SwissRe Party has, and on each relevant Closing Date will have, valid title to, or a valid "security entitlement" within the meaning of

Section 8-102 of the New York Uniform Commercial Code ("UCC") in respect of, the SwissRe Shares to be sold by such SwissRe Party free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to sell, transfer and deliver the SwissRe Shares to be sold by such SwissRe Party or a security entitlement in respect of such SwissRe Shares.

          (b) The SwissRe Parties will deliver the SwissRe Shares to be purchased by PartnerRe in certificated form. Upon delivery of SwissRe Shares to PartnerRe in certificated form and upon payment therefore pursuant to this Agreement, such delivery will pass valid title to such SwissRe Shares, free and clear of any adverse claim within the meaning of Section 8-102 of the UCC, to PartnerRe, provided that PartnerRe has purchased such SwissRe Shares without notice of an adverse claim.

                                   ARTICLE IV

                                    COVENANTS

          4.1 Offering. Promptly following the date of this Agreement, PartnerRe shall prepare the preliminary prospectus supplement and conduct the Offering pursuant to Article I.

          4.2 Correction of Any False or Misleading Statements . PartnerRe agrees to correct as promptly as practicable any information provided by it that shall have become false or misleading in any material respect and to take all steps necessary to file with the SEC and have cleared by the SEC, if necessary, any amendment or supplement to the Prospectus and any prospectus supplement so as to correct the same and to cause such Prospectus and such prospectus supplement as so corrected to be disseminated to the underwriters.

          4.3 Press Release. Except as required by Applicable Law, neither PartnerRe nor SwissRe nor any of their affiliates shall make any public statement or issue or cause the publication of any press release or other announcement with respect to this Agreement, the Offering or the transactions contemplated hereby without prior consultation with the other party hereto. Notwithstanding the foregoing, PartnerRe, SwissRe and their respective affiliates may make such statement or issue such press release or other announcement if any of them determine, upon the advice of counsel, that such action is required by Applicable Law. In such case, PartnerRe, SwissRe and their respective affiliates shall cooperate to reach mutual agreement regarding the content of such statement, release or announcement. Any such statement, press release or other announcement shall be made in accordance with Applicable Law, including, but not limited to, Rule 134 under the Securities Act.

          4.4 New York Stock Exchange Filing Requirements. PartnerRe shall use its reasonable best efforts to cause all shares of Common Stock to be offered and sold in the Offering to be listed on the New York Stock Exchange, subject to official notice of issuance, prior to the pricing of the Offering.

                                   ARTICLE V

                              CONDITIONS TO CLOSING

          5.1 Conditions to Obligations of PartnerRe. The obligations of PartnerRe to effect the transactions contemplated hereby shall be subject to the satisfaction or waiver, where permissible, prior to each Closing Date of the following conditions:

          (a) no temporary restraining order, preliminary or permanent injunction or other judgment, decision or order issued by any Governmental Authority shall be in effect preventing the consummation of the transactions consummated hereby;

          (b) the representations and warranties of the SwissRe Parties set forth in this Agreement shall be true and accurate as of each Closing Date as though made at or as of such time, except as would not have a Material Adverse Effect on the SwissRe Parties' ability to consummate the transactions contemplated by this Agreement;

          (c) the SwissRe Parties shall have performed in all material respects all obligations required to be performed by them at or prior to each Closing Date; and

          (d) the completion of the Offering in accordance with Article I.

          5.2 Conditions to Obligations of the SwissRe Parties. The obligations of the SwissRe Parties to effect the transactions contemplated hereby shall be subject to the satisfaction or waiver, where permissible, prior to each Closing Date of the following conditions:

          (a) no temporary restraining order, preliminary or permanent injunction or other judgment, decision or order issued by any Governmental Authority shall be in effect preventing the consummation of the transactions consummated hereby;

          (b) the representations and warranties of PartnerRe set forth in this Agreement shall be true and accurate as of each Closing Date as though made at or as of such time, except as would not have a Material Adverse Effect on PartnerRe's ability to consummate the transactions contemplated by this Agreement; and

          (c) PartnerRe shall have performed in all material respects all obligations required to be performed by it at or prior to each Closing Date, including, but not limited to, the completion of the Offering in accordance with
Article I.

                                   ARTICLE VI
                        INDEMNIFICATION AND CONTRIBUTION

          6.1 Indemnification.

          (a) PartnerRe agrees to indemnify the SwissRe Parties, each of their officers and directors, and each person controlling the SwissRe Parties within the meaning of Section 15 under the Securities Act or Section 20 under the Securities Exchange Act of 1934 (the "Exchange Act"), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement or in any prospectus used in connection with the Offering (including any documents incorporated by reference therein), or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by PartnerRe of the Securities Act, the Exchange Act or any rule or regulation thereunder applicable to PartnerRe in connection with the Offering, and will reimburse the SwissRe Parties, each of their officers and directors, and each person controlling the SwissRe Parties, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that PartnerRe will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to PartnerRe by SwissRe with respect to the SwissRe Parties and stated to be specifically for use in any prospectus used in connection with the Offering.

          (b) SwissRe agrees to indemnify PartnerRe, each of its directors and officers, and each person who controls PartnerRe within the meaning of Section 15 under the Securities Act or Section 20 under the Exchange Act against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact with respect to the SwissRe Parties contained in any prospectus used in connection with the Offering, or any omission (or alleged omission) to state therein a material fact with respect to the SwissRe Parties required to be stated therein or necessary to make the statements by the SwissRe Parties not misleading, and will reimburse PartnerRe, each of its officers and directors, and each person controlling PartnerRe, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such prospectus in reliance upon and in conformity with written information furnished to PartnerRe by SwissRe with respect to the SwissRe

Parties and stated to be specifically for use therein; provided, however, that the obligations of SwissRe shall be limited to the Net Proceeds paid to the SwissRe Parties by PartnerRe for the purchase of the SwissRe Shares as contemplated in this Agreement.

          (c) Each party entitled to indemnification under this Article VI (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article VI unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

          6.2 Contribution.

          To the extent that the indemnification provided for in this Article VI is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the

Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          6.3 Payments as Incurred.Any payments required to be made to an Indemnified Party under this Article VI shall be made as the related claims, losses, damages, liabilities or expenses are incurred.

                                  ARTICLE VII

                                  MISCELLANEOUS

          7.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the initial Closing
Date:

          (a) By the mutual written consent of PartnerRe and SwissRe;

          (b) By either PartnerRe or SwissRe by written notice to the other party, if the initial Closing shall not have occurred on or prior to December 20, 2002; provided, however, that such right shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of such Closing to occur on or prior to such date; or

          (c) By either PartnerRe or SwissRe if there shall be a material breach by the other party of any of its representations, warranties, covenants or agreements contained in this Agreement.

          7.2 Amendments. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by the written agreement of PartnerRe and SwissRe.

          7.3 Headings. The headings of the various sections of this Agreement are for convenience of reference only and shall not be deemed to be part of this Agreement.

7.4 Severability. In the event that any provision in this Agreement is held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          7.5 Governing Law And Forum. The internal laws, and not the laws of conflicts (other than Section 5-1401 of the General Obligations Law of the State of New York), of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties. The parties hereto agree to submit to the exclusive jurisdiction of the federal and state courts of the State of New York with respect to the interpretation of this Agreement or for the purposes of any action arising out of or related to this Agreement.

          7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. In the event that any signature is delivered via facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original hereof.

          7.7 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the matters covered herein, supersedes all prior agreements and understandings with respect to such matters executed by and among PartnerRe and SwissRe (and their respective affiliates), and, except as specifically set forth herein or therein, neither PartnerRe nor SwissRe (nor any of their respective affiliates) makes any representation, warranty, covenant or undertaking with respect to such matters. Notwithstanding the foregoing, except as otherwise explicitly stated herein, the Subscription Agreement, the Registration Rights Agreement and the Standstill Agreement are not affected hereby and remain in full force and effect.

          7.8 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, confirmed facsimile or nationally recognized international express courier postage prepaid, and shall be as addressed as follows:

If to PartnerRe:                       with copies to:
PartnerRe Ltd.                         Davis Polk & Wardwell
Chesney House                          450 Lexington Avenue
96 Pitts Bay Road                      New York, NY 10017, USA
Pembroke, Bermuda

Attn:    Christine Patton              Attn:    Richard Sandler
            Tel: 441-294-5206                   Tel: 212-450-4224
            Fax: 441-292-6080                   Fax: 212-450-3244

If to any of the SwissRe Parties:      with copies to:
Swiss Reinsurance Company              Skadden, Arps, Slate, Meagher & Flom LLP
50/60 Mythenquai                       Four Times Square
CH-8022 Zurich                         New York, NY 10036, USA
Switzerland

Attn:    Markus U. Diethelm            Attn:    Susan J. Sutherland
         Tel:  +41-43-285-2162                  Tel: 212-735-2388
         Fax: +41-43-282-2162                   Fax: 917-777-2388

          Such notices or other communications shall be deemed delivered upon receipt, in the case of overnight delivery, personal delivery, facsimile transmission (as evidenced by the confirmation thereof), or mail.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized representatives as of the date first above written.


                                      PARTNERRE LTD.


                                      By:_____________________________
                                            Name:
                                            Title:


                                      SWISS REINSURANCE COMPANY


                                      By:_____________________________
                                            Name:
                                            Title:

                                      By:_____________________________
                                           Name:
                                            Title:


                                      SWISSRE CAPITAL MANAGEMENT (BERMUDA) LTD.


                                      By:_____________________________
                                            Name:
                                            Title:

                                      By:_____________________________
                                            Name:
                                            Title:


                                      EUROPEAN REINSURANCE COMPANY OF ZURICH


                                      By:_____________________________
                                            Name:
                                            Title:


                                      By:_____________________________
                                            Name:
                                            Title:

                                Table of Contents

                                                                           Page

ARTICLE I PURCHASE AND SALE OF SWISSRE SHARES; OFFERING........................2
   1.1      Purchase and Sale..................................................2
   1.2      Closing............................................................2
   1.3      The Offering.......................................................3
   1.4      Underwriting.......................................................4
   1.5      Priority...........................................................5
   1.6      Due Diligence......................................................6
   1.7      Roadshow...........................................................6
   1.8      Lockup.............................................................7
   1.9      Pricing............................................................7
   1.10     Offering Expenses..................................................7
   1.11     Use of Demand......................................................7
   1.12     Waiver.............................................................8
ARTICLE II REPRESENTATIONS AND WARRANTIES OF PARTNERRE.........................8
   2.1      Organization and Qualification.....................................8
   2.2      Authorization, Enforcement and Validity............................8
   2.3      No Conflicts.......................................................8
   2.4      Registration Statement.............................................9
   2.5      No False or Misleading Statements..................................9
   2.6      No Piggyback Registration Rights...................................9
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SWISSRE PARTIES.............10
   3.1      Organization and Qualification....................................10
   3.2      Authorization, Enforcement, and Validity..........................10
   3.3      No Conflicts......................................................10
   3.4      Valid Title to SwissRe Shares.....................................10
ARTICLE IV COVENANTS..........................................................11
   4.1      Offering..........................................................11
   4.2      Correction of Any False or Misleading Statements..................11
   4.3      Press Release.....................................................11
   4.4      New York Stock Exchange Filing Requirements.......................11
ARTICLE V CONDITIONS TO CLOSING...............................................12
   5.1      Conditions to Obligations of PartnerRe............................12
   5.2      Conditions to Obligations of the SwissRe Parties..................12
ARTICLE VI INDEMNIFICATION AND CONTRIBUTION...................................13
   6.1      Indemnification...................................................13
   6.2      Contribution......................................................14
   6.3      Payments as Incurred..............................................15
ARTICLE VII MISCELLANEOUS.....................................................15
   7.1      Termination.......................................................15
   7.2      Amendments........................................................15
   7.3      Headings..........................................................15
   7.4      Severability......................................................15
   7.5      Governing Law And Forum...........................................15
   7.6      Counterparts......................................................16
   7.7      Entire Agreement..................................................16
   7.8      Notices...........................................................16